EXHIBIT 99.1

RENO MEDICAL OFFICE BUILDING

STATEMENT OF REVENUES AND CERTAIN EXPENSES

For The Year Ended December 31, 2016

with

INDEPENDENT AUDITORS’ REPORT THEREON

INDEPENDENT AUDITORS’ REPORT

To the Owner of
Reno Medical Office Building

We have audited the accompanying statement of revenues and certain expenses of Reno Medical Office Building (the “Property”) for the year ended December 31, 2016 and the related footnotes.

Management’s Responsibility

Management is responsible for the preparation and fair presentation of the financial statement in conformity with accounting principles generally accepted in the United States of America; this includes the design, implementation and maintenance of internal control relevant to the preparation and fair presentation of the financial statement that are free of material misstatement, whether due to fraud or error.

Auditors’ Responsibility

Our responsibility is to express an opinion on the financial statement based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statement. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the financial statement, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the Property’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Property’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates, made by management, as well as evaluating the overall presentation of the financial statement.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the statement of revenues and certain expenses referred to above present fairly, in all material respects, the revenues and certain expenses as described in Note 1 of the Property’s financial statement for the year ended December 31, 2016, in conformity with accounting principles generally accepted in the United States of America.

Basis of Accounting

As described in Note 1 to the financial statement, the statement of revenues and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission, and is not intended to be a complete presentation of the Property’s revenues and expenses. Our opinion is not modified with respect to this matter.

/s/ KMJ Corbin & Company LLP
KMJ | Corbin & Company LLP
Costa Mesa, California
May 8, 2017

RENO MEDICAL OFFICE BUILDING

STATEMENT OF REVENUES AND CERTAIN EXPENSES

Year Ended December 31,
2016
Revenues:
Rental income	$5,949,000

Certain expenses:
Building and ground maintenance	446,000
Real estate taxes	326,000
Electricity, water and gas utilities	182,000
Property management fees	213,000
Insurance	66,000
General and administrative	49,000
Ground lease	95,000

Total certain expenses	1,377,000

Revenues in excess of certain expenses	$4,572,000

The accompanying notes are an integral part of
the statement of revenues and certain expenses

RENO MEDICAL OFFICE BUILDING

NOTES TO STATEMENT OF REVENUES AND CERTAIN EXPENSES

For The Year Ended December 31, 2016

NOTE 1 — ORGANIZATION AND BASIS OF PRESENTATION

Organization

The accompanying statement of revenues and certain expenses include the operations of Reno Medical Office Building, or the Property, located in Reno, Nevada. The Property has approximately 191,000 square feet of gross leaseable area, or GLA, and was 100% occupied as of December 31, 2016.

Basis of Presentation

The accompanying statement of revenues and certain expenses have been prepared for the purpose of complying with the provisions of Rule 3-14 of Regulation S-X promulgated by the U.S. Securities and Exchange Commission, or the SEC, which requires certain information with respect to real estate operations to be included with certain filings with the SEC. The statement of revenues and certain expenses includes the historical revenues and certain operating expenses of the Property, exclusive of items which may not be comparable to the proposed future operations of the Property. Material amounts that would not be directly attributable to future operating results of the Property are excluded, and therefore, the statement of revenues and certain expenses is not intended to be a complete presentation of the Property’s revenues and expenses. Items excluded consist of interest expense, depreciation and amortization and federal and state income taxes.

The accompanying statement of revenues and certain expenses is not representative of the actual operations for the periods presented, as certain expenses that may not be comparable to the expenses expected to be incurred by Griffin-American Healthcare REIT IV, Inc. in the future operations of the Property have been excluded.

NOTE 2 — SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Revenue Recognition

All leases are classified as operating leases and minimum rents are recognized on a straight-line basis over the terms of the lease (including rent holidays). Tenant reimbursements for real estate taxes, common area maintenance and other recoverable costs are recognized as rental income in the period that the expenses are incurred.

Repairs and Maintenance

Repairs and maintenance costs are expensed as incurred, while significant improvements, renovations and replacements are capitalized.

Property Management Fees

For the year ended December 31, 2016, the owner of the Property contracted with a related entity to manage the Property for a monthly fee of 3.5% of gross receipts. For the year ended December 31, 2016, the Property incurred management fees totaling $213,000.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of revenues and certain expenses during the reporting periods. Actual results could differ materially from those estimates.

RENO MEDICAL OFFICE BUILDING

NOTES TO STATEMENT OF REVENUES AND CERTAIN EXPENSES

For The Year Ended December 31, 2016

NOTE 3 — LEASES

The Property has entered into operating lease agreements with tenants that expire at various dates through 2029 and are subject to fixed and CPI increases in base rent. The aggregate annual future minimum lease payments to be received under the existing non-cancelable operating leases as of December 31, 2016 are as follows:

Years Ending December 31,

2017	$4,005,000
2018	3,720,000
2019	3,746,000
2020	2,945,000
2021	2,039,000
Thereafter	7,211,000

$23,666,000

The leases also require reimbursement of the tenants’ proportional share of common area expenses, real estate taxes and other expenses, which are not included in the amounts above.

NOTE 4 — TENANT CONCENTRATION

For the year ended December 31, 2016, the Property had one tenant occupying 79.7% of the aggregate GLA.

NOTE 5 — COMMITMENTS AND CONTINGENCIES

Litigation

The Property may be subject to legal claims in the ordinary course of business as a property owner. Management believes that the ultimate settlement of any potential claims will not have a material impact on the Property’s results of operations.

Environmental Matters

In connection with the ownership and operation of real estate, the Property may be potentially liable for costs and damages related to environmental matters. The Property has not been notified by any governmental authority of any non-compliance, liability or other claim, and management is not aware of any other environmental condition that it believes will have a material adverse effect on the Property’s results of operations.

RENO MEDICAL OFFICE BUILDING

NOTES TO STATEMENT OF REVENUES AND CERTAIN EXPENSES

For The Year Ended December 31, 2016

NOTE 5 — COMMITMENTS AND CONTINGENCIES, continued

Ground Lease

The Property has entered into a ground lease with an unrelated third party that expires in 2100 (considering all renewal periods). This lease includes provisions for CPI rent escalations. The aggregate future minimum lease payments payable by the Property under the non-cancelable ground lease as of December 31, 2016 are as follows:

Years Ending December 31,

2017	$95,000
2018	95,000
2019	95,000
2020	95,000
2021	95,000
Thereafter	7,505,000

$7,980,000

For the year ended December 31, 2016, the Property recorded $95,000 related to the ground lease, which is included in the accompanying statement of revenues and certain expenses.

Other Matters

Other commitments and contingencies include the usual obligations of a real estate property in the normal course of business. In the opinion of management, these matters are not expected to have a material adverse effect on the Property’s financial position and/or results of operations.

NOTE 6 — SUBSEQUENT EVENT
On March 13, 2017, Griffin-American Healthcare REIT IV, Inc., through its subsidiary, purchased the Property located in Reno, Nevada for a purchase price of $66,250,000, plus closing costs.

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